Exhibit 10m-4
As of March 31, 2006

Rogers Corporation
One Technology Drive
Rogers, Connecticut 06263

Attn: Robert M. Soffer

Re: Multicurrency Revolving Credit Agreement - Fourth Amendment

Dear Mr. Soffer:

Reference is hereby made to that certain Multicurrency Revolving Credit Agreement dated as of December 8, 2000 by and among Rogers Corporation (the “Borrower”), each of the Banks listed on Schedule 1 thereto including Bank of America, N.A., a national banking association, as successor by merger to Fleet National Bank (the “Banks”) and Bank of America, N.A., successor by merger to Fleet National Bank, as Agent (the “Agent”), as amended from time to time (as amended, the "Credit Agreement"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

The Borrower has requested that the Banks amend Section 7.4(a) of the Credit Agreement, and this letter is to confirm that the Borrower and the Banks have agreed to amend, and such Section is hereby amended and restated in its entirety to read as follows:

“(a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries, as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification (other than a qualification regarding changes in generally accepted accounting principles) by Ernst & Young LLP or by other independent certified public accountants satisfactory to the Agent, together with a written statement from such accountants to the effect that they have examined the relevant sections of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under §9 of this Credit Agreement, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default under any of such sections they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;”

Except as expressly amended by this letter agreement, all terms, conditions and covenants contained in the amended Credit Agreement are hereby ratified and shall be and remain in full force and effect.

This letter agreement shall become effective as of the date first written above. This letter supersedes any and all of our prior communications among the parties hereto, if any, regarding the subject of this letter, except as to prior amendments to the Credit Agreement and except for the March 24, 2006 waiver granted by the Banks to the Borrower relative to the Credit Agreement which shall be and shall remain in full force and effect.

THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN MASSACHUSETTS.

This letter agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Execution of this letter agreement by any of the parties may be evidenced by way of a faxed transmission of such party’s signature and such faxed signature shall be deemed to constitute the original signature of such party to this letter agreement.

[Remainder of page intentionally blank. Next page is signature page.]

If the foregoing is in accordance with your understanding, please confirm your agreement to the amendment set forth herein by signing this letter in the space indicated below.

Very Truly Yours,

BANK OF AMERICA, N.A.
Individually and as Agent

BY:	/s/ Matthew E. Hummel
Name: Matthew E. Hummel
Title: Senior Vice President

CITIZENS BANK OF CONNECTICUT

BY:
Name:
Title:

Very Truly Yours,

BANK OF AMERICA, N.A.
Individually and as Agent

BY:
Name:
Title:

CITIZENS BANK OF CONNECTICUT

BY:	/s/ Patricia D. Donnelly
Name: Patricia D. Donnelly
Title: Vice President

[Signature Page to Fourth Amendment to Rogers Credit Agreement]

Accepted and Agreed:
ROGERS CORPORATION

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and Secretary

Guarantors:

ROGERS L-K CORP.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

TL PROPERTIES, INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

ROGERS SPECIALTY MATERIALS
CORPORATION

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

ROGERS JAPAN INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

[Signature Page to Fourth Amendment to Rogers Credit Agreement]

ROGERS SOUTHEAST ASIA, INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

ROGERS TAIWAN, INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

ROGERS KOREA, INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

ROGERS TECHNOLOGIES
SINGAPORE, INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

ROGERS CIRCUIT MATERIALS
INCORPORATED

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

[Signature Page to Fourth Amendment to Rogers Credit Agreement]

ROGERS CHINA, INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

ROGERS KF, INC.

By:	/s/ Robert M. Soffer
Name: Robert M. Soffer
Title: Vice President, Treasurer and
Secretary

[Signature Page to Fourth Amendment to Rogers Credit Agreement]